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Exhibit 99.1

Press Release

[COAST NATIONAL BANK LOGO]

FOR IMMEDIATE DISTRIBUTION

For more information contact: Jack C. Wauchope, Chairman/Chief Executive Officer
Thomas J. Sherman, President/Chief Operating Officer
Contact Information: Telephone: (805) 541-0400
E-mail: jwauchope@coastnationalbank.com
tsherman@coastnationalbank.com

Coast Bancorp Sells $5.0 Million of Trust Preferred Securities

San Luis Obispo, California—September 27, 2002

The Board of Directors of Coast Bancorp ("Coast") (NASDAQ OTC.BB: CTBP), the holding company for Coast National Bank (the "Bank") announced today that it has completed its offering of trust preferred securities in the amount of $5.0 million. The securities were issued by a special purpose business trust formed by Coast and were sold to a pooled investment vehicle sponsored by FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc., in a private transaction. The securities were sold pursuant to an applicable exemption from registration under the Securities Act of 1933, as amended (the "Act"), and have not been registered under the Act. FTN Financial Capital Markets assisted Coast in the placement of the trust preferred securities. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The $5.0 million in trust preferred securities have a floating rate of interest, which is reset quarterly, equal to the 3-month LIBOR plus 3.40%. The floating rate, however, may not exceed 11.90% for the first five years.

Coast intends to use the proceeds from the sale of the securities for general corporate purposes, including but not limited to capital contributions to the Bank for future growth.

Coast National Bank is an independent, community bank with 4 banking offices and 1 loan production office serving California's San Luis Obispo and northern Santa Barbara counties. Coast National Bank is a wholly-owned subsidiary of Coast Bancorp, a $115 million bank holding company headquartered in San Luis Obispo, CA. Coast Bancorp stock trades on the OTC.BB under the ticker symbol "CTBP".

This Press Release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act. All of the statements contained in the Press Release, other than statements of historical fact, should be considered forward-looking statements, including, but not limited to, those concerning (i) Coast's strategies, objectives and plans for expansion of its operations, products and services, and growth of its portfolio of loans, investments and deposits, (ii) Coast's beliefs and expectations regarding actions that may be taken by regulatory authorities having oversight of the operation, (iii) Coast's beliefs as to the adequacy of its existing and anticipated allowances for loan and real estate losses and (iv) Coast's beliefs and expectations concerning future operating results. Although Coast believes the expectations reflected in those forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. All subsequent written and oral forward-looking statements by or attributable to Coast or persons acting on its behalf are expressly qualified in their entirety by this qualification. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not intended to give any assurance as to future results. Coast undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

For more information contact: Jack C. Wauchope, Chairman/Chief Executive Officer
Thomas J. Sherman, President/Chief Operating Officer
Contact Information: Telephone: (805) 541-0400
E-mail: jwauchope@coastnationalbank.com
tsherman@coastnationalbank.com

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Exhibit 99.1
Coast Bancorp Sells $5.0 Million of Trust Preferred Securities